Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
May 31, 2000



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.6158%



        Excess Protection Level
          3 Month Average 5.74%
          May, 2000 5.71%
          April, 2000  5.52%
          March, 2000 5.97%


        Cash Yield19.29%


        Investor Charge Offs 4.66%


        Base Rate 8.92%


        Over 30 Day Delinquency 4.70%


        Seller's Interest 9.50%


        Total Payment Rate14.38%


        Total Principal Balance$52,496,626,963.52


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,987,826,445.03